                                                                  EXHIBIT 10.4

                       SUPPLEMENTAL EXECUTIVE BENEFIT AND
                       ----------------------------------
                          CHANGE IN CONTROL AGREEMENT
                          ---------------------------



     AGREEMENT made the 10th day of December, 1986 by and between UNITAS NATIONAL BANK, a bank organized under the laws of the Commonwealth of Pennsylvania and having its principal place of business in Huntingdon, Pennsylvania (hereinafter referred to as the "Bank") and ROBERT C. WILLIAMS, an individual residing at 511 Eleventh Street, Huntingdon, Pennsylvania (hereinafter referred to as the "Executive").


     WHEREAS, the Executive is employed by the Bank; and


     WHEREAS, the Bank and the Executive desire to enter into an Agreement whereby the Bank will agree to make certain payments to the Executive or his beneficiary upon termination under specific conditions in order to induce the Executive to remain employed by the Bank.


     NOW, THEREFORE, in consideration of the continuing employment of the Executive by the Bank and intending to be legally bound hereby, the Executive and the Bank agree as follows:

     SECTION I:  Termination Pursuant to a Change in Control
                 -------------------------------------------


          (A)  Definition:  Termination Pursuant to a Change in Control
               --------------------------------------------------------


               If the Executive's employment with the Bank is terminated by the Bank or him upon the occurrence of the following events, it shall be pursuant to a change in control.

               (i) a merger, consolidation, acquisition, reorganization, sale of all or substantially all of the assets or other similar event, or a "significant stock acquisition" of the Bank or the Corporation wherein, and as a direct or indirect result thereof, the nature and scope of the Executive duties or his responsibilities with the Bank or the surviving or acquiring person are reduced to a level significantly below that which he had enjoyed immediately prior to such event, or his current base salary is reduced; or


               (ii) a merger, consolidation, acquisition, reorganization, sale of all or substantially all of the assets or other similar event, or a "significant stock acquisition" of the Bank or the Corporation which is preceded by the Bank terminating Executive's employment with the Bank without cause prior to the occurrence of such event, but after agreements in anticipation of the event have been executed.

               For purposes of the Agreement, a "significant stock acquisition" of the Bank shall have occurred, if at any time during the Executive's employment with the Bank more than 35% of the votes attributed to either the Bank's or the Corporation's outstanding equity securities shall be acquired by any corporation, person or group. "Group" shall mean persons who act in concert as described in Section 13(d) (2) of the Securities Exchange Act of 1934, as amended.


               For purposes of this Section, "Corporation" shall refer to United National Bancorporation, a Pennsylvania corporation.


          (B)  Compensation Upon Termination Pursuant to a Change
               --------------------------------------------------
               in Control
               ----------


               If the Executive's employment is terminated pursuant to a change in control, the Bank shall make monthly payments to the Executive or the Executive's Beneficiary for his services prior to the change in control in an amount equal to his last full regular monthly compensation, commencing on the first day of the first month following the change in control date and continuing through the thirty-sixth (36th) month following the date of the change in control.

                           SECTION II:  Miscellaneous
                                        -------------


          (A)  Termination of Employment
               -------------------------


               This Agreement shall not in any way constitute an employment agreement between the Executive and Bank and shall in no way obligate the Bank to continue the employment of the Executive with the Bank, nor shall this Agreement limit the right of the Bank to terminate Executive's employment with the Bank for any reason.


          (B)  Attachment
               ----------


               Neither this Agreement nor any benefit payable hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or change or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntarily or involuntarily, to effect such action shall be void and of no effect.


          (C)  Other Benefits and Agreements
               -----------------------------


               In all respects the benefits provided for the Executive hereunder are in addition to any other benefits the Executive may have under any other plan or program of the Bank, and, except as aforementioned or otherwise expressly provided for herein, this Agreement shall supplement and shall not supersede any other Agreement between the Bank and the Executive or any provision contained therein.


          (D)  Notices
               -------


               Any notice which shall be or may be given hereunder shall be in writing and shall be mailed by certified mail, postage prepaid, addressed as follows:


                             If to the Executive:

                               Robert C. Williams
                               511 Eleventh Street
                               Huntingdon, PA  16652

                             If to the Bank:

                               Director of Personnel
                               Unitas National Bank
                               501 Penn Street
                               Huntingdon, PA  16652


Any party hereto may from time to time change the address to which notices to it shall be mailed by giving notice thereof in the manner provided for herein.


          (E)  Binding Effect
               --------------


               This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs,

Executors, Administrators, Successors and, to the extent permitted hereunder, assigns.


          (F)  Entire Agreement
               ----------------


               This Agreement represents the entire understanding between the parties hereto and may be amended only by an instrument in writing signed by such parties.


          (G)  Jurisdiction
               ------------


               The parties hereto consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania in any and all action arising hereunder.


          (H)  Governing Laws
               --------------


               This Agreement shall be governed and construed under the laws of the Commonwealth of Pennsylvania as in effect at the time of the execution of this Agreement.


          (I)  Headings
               --------


               All headings preceding the text of the several paragraphs hereof are inserted solely for reference and shall not constitute a part of this Agreement, nor affect its meaning, construction or effect.

          (J)  Qualified Benefit
               -----------------


               This Agreement is not intended to be subject to the regulations contained in the Employee Retirement Income Security Act of 1974 (ERISA).


               IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and attested to on its behalf by its duly authorized officers, and the Executive hereunto has set his hand and seal as of the day and year first above written.



ATTEST:                                  UNITAS NATIONAL BANK



/s/Dorothy J. Jamison                    By: /s/Joseph W. Goodwin
- ---------------------------              --------------------------------
                  Secretary                                     President

(SEAL)



WITNESS:



/s/Sylvia F. Clapper                     /s/Robert C. Williams (SEAL)
- ---------------------------              ----------------------
                                         Robert C. Williams

     By execution hereof, United National Bancorporation consents to and agrees to be bound by the terms and conditions of this Agreement.


ATTEST:                                  UNITED NATIONAL BANCORPORATION



/s/Dorothy J. Jamison                    By: /s/Joseph W. Goodwin
- ---------------------------              ------------------------------
                  Secretary                                   President

(SEAL)



     The undersigned approve the foregoing Agreement as being in accord with action taken by the Boards of Directors of Unitas National Bank and United National Bancorporation respectively.



                                         /s/William C. Huston
                                         ---------------------------------
                                         WILLIAM C. HUSTON
                                         Chairman of the Board
                                         Unitas National Bank
                                         United National Bancorporation



                                         /s/C. Kenneth Crotsley
                                         --------------------------------
                                         C. KENNETH CROTSLEY
                                         Chairman of Personnel Committee
                                         Unitas National Bank
                                         United National Bancorporation